UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 29, 2025

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement and Appointment of Chief Financial Officer

On January 29, 2025, Veritex Holdings, Inc. (“Veritex”) and Veritex Community Bank (the “Bank”) announced that Senior Executive Vice President, Chief Financial Officer, Terry S. Earley will retire effective June 30, 2025, following a planned transition period. Upon his retirement, Mr. Earley is expected to (i) join the board of directors of the Bank and (ii) continue to be involved with Veritex in a consultancy capacity.

Upon Mr. Earley’s retirement, William L. Holford, age 42, who currently serves as the Bank’s Executive Vice Present, Director of Strategic Corporate Development, will succeed Mr. Earley as Senior Executive Vice President, Chief Financial Officer. Mr. Holford is in his 20th year in the financial services industry and joined Veritex in 2011. While at Veritex, Mr. Holford has held various positions including Controller, Treasurer and Director of Strategic Corporate Development. Mr. Holford will assume the Senior Executive Vice President, Chief Financial Officer role on July 1, 2025, and work closely with Mr. Earley to ensure a smooth transition. Additional disclosure of any changes to Mr. Holford's compensation related to his new role will be provided if and when such changes are finalized.

There are no family relationships between Mr. Holford and any director or executive officer of Veritex, and there are no relationships between Mr. Holford and Veritex that require disclosure under Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of Veritex. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond Veritex’s control and are described in Veritex’s filings with the United States Securities and Exchange Commission (the “SEC”). It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. Veritex disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in Veritex’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures Veritex makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, if any. These statements constitute Veritex’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	January 29, 2025